UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 13, 2012

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 800
Golden, Colorado 80401

Registrant’s telephone number, including area code:  (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statements and Exhibits.

Signature

Item 1.01        Entry into a Material Definitive Agreement.

Effective February 13, 2012, Warren Rehn was appointed Vice President of Exploration and Chief Geologist of Golden Minerals Company (the “Company”). Mr. Rehn will replace Robert Blakestad, the Company’s Senior Vice President of Exploration, who is planning to retire effective February 29, 2012, as previously reported on the Company’s Current Report on Form 8-K filed January 23, 2012.

Indemnification Agreement

On February 13, 2012, Warren Rehn and the Company entered into an indemnification agreement (the “Indemnification Agreement”). As provided in the Indemnification Agreement, the Company has agreed to indemnify Mr. Rehn to the fullest extent permitted by law if he is made, or threatened to be made, a party to any threatened, pending or completed action, suit, or proceeding by reason of his affiliation with the Company. The Indemnification Agreement also provides for the advancement of expenses incurred in defending or participating in any proceeding in advance of its final disposition so long as Mr. Rehn follows various procedures prescribed by the Indemnification Agreement.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full text of the agreement, the form of which is incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed March 30, 2009.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Change of Control Agreement

On February 13, 2012, Warren Rehn and the Company entered into a change of control agreement (the “Change of Control Agreement”). The Change of Control Agreement is a “double trigger” agreement which provides that payments will be made only if employment is terminated by the Company other than for cause, disability or death or by the executive with good reason within two years following a “change of control” (as defined in the Change of Control Agreement). Payment under the Change of Control Agreement is based on a multiple of two times Mr. Rehn’s salary and target bonus.

The foregoing description of the Change of Control Agreement is qualified in its entirety by reference to the full text of the agreement, the form of which is incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 30, 2009.

Grant of Restricted Shares

In connection with the appointment of Mr. Rehn as Vice President of Exploration and Chief Geologist of the Company, he was granted 24,000 shares of restricted common stock (the “Restricted Shares”) pursuant to the Company’s 2009 Equity Incentive Plan. The Restricted Shares vest in three equal tranches over three years, first vesting on February 13, 2013, provided that Mr. Rehn is employed by the Company on the applicable vesting date. The Restricted Shares were issued pursuant to the Restricted Stock Award Agreement entered into between Mr. Rehn and the Company effective February 13, 2012, the form of which is incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 10, 2009.

Item 9.01        Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed March 30, 2009)
10.2	Form of Change of Control Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 30, 2009)
10.3	Form of Restricted Stock Award Agreement Pursuant to the 2009 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 10, 2009)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 17, 2012

Golden Minerals Company

By:	/s/ Robert P. Vogels
Name: Robert P. Vogels
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed March 30, 2009)
10.2	Form of Change of Control Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed March 30, 2009)
10.3	Form of Restricted Stock Award Agreement Pursuant to the 2009 Equity Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed August 10, 2009)